UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                          -----------------------
                                FORM 8-K
                          -----------------------

                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  February 2, 2016

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                    PATRIOT TRANSPORTATION HOLDING, INC.
           (Exact name of registrant as specified in its charter)
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	   FLORIDA		001-36605	47-2482414
	   --------------	----------	---------------
	   (State or other	(Commission	(I.R.S. Employer
	   jurisdiction		File Number)	Identification No.)
	   of incorporation

200 W. Forsyth Street, 7th Floor, Jacksonville, FL
Jacksonville, Florida					        32202
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(Address of principal executive offices)		     (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733


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       (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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                         CURRENT REPORT ON FORM 8-K

                     PATRIOT TRANSPORTATION HOLDING, INC.

                              FEBRURARY 2, 2016


ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

        On January 27, 2016, the Company held its 2016 Annual Meeting of Shareholders (the "Annual Meeting"). There were 3,272,804 shares entitled to be voted. 3,075,847 shares were represented in person or by proxy at the meeting. At the Annual Meeting:

        (1) The shareholders voted to elect each of the five (5) director nominees.

        (2) The shareholders voted to ratify the Audit Comittee's selection of Hancock Askew & Co., LLP as the independent registered public accounting firm for fiscal 2016.

        (3) The shareholders voted to approve the proposal to declassify the Company's board of directors.

        (4) The shareholders did not approve the proposal to eliminate the supermajority voting requirement for certain transactions with affiliates.


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        (5)     The shareholders voted to approve amendments to the Company's articles of incorporation to delete or modify certain provisions.

        (6) The shareholders approved, on an advisory basis, of the compensation of the Company's named executive officers as disclosed in the proxy statement.

	(7)	The shareholders selected, on an advisory basis, one year as the frequency for the shareholder "say-on-pay" proposal.

        The Company's inspector of elections certified the following vote tabulations:


Board of                          Votes          Votes         Broker
Directors Nominee                  For          Withheld      Non-Votes
--------------------            ---------      ---------      ---------
John E. Anderson                2,701,157        1,340         373,350
Edward L. Baker                 2,698,233        4,264         373,350
Thompson S. Baker II	        2,700,456        2,041         373,350
Luke E. Fichthorn III           2,700,931        1,566         373,350
Robert H. Paul III	        2,701,263        1,234         373,350


Ratification of                   Votes          Votes          Votes
Independent Auditor                For          Withheld       Abstain
--------------------            ---------      ---------      ---------
                                3,074,728          841             278



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Declassification of        Votes         Votes         Votes        Broker
Board of Directors          For         Withheld      Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         2,669,711       31,486        1,300        373,350


Elimination of
Supermajority Voting       Votes         Votes         Votes        Broker
Requirement                 For         Withheld      Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         1,875,982      824,909        1,606        373,350


Deletion or
Modification of
Certain Provisions
of Articles of             Votes         Votes         Votes        Broker
Incorporation               For         Withheld      Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         2,677,639       23,558        1,300        373,350


Advisory Vote on           Votes         Votes         Votes        Broker
Executive Compensation      For         Withheld      Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         2,695,891        5,140        1,466        373,350


Advisory Vote on
Frequency of "Say          One            Two          Three        Broker
On Pay"                    Year          Years         Years       Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         2,626,815       23,772       48,110        373,350



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                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				FRP HOLDINGS, INC.


Date:  February 2, 2016         By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Executive Vice President
                                and Chief Financial Officer


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